UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09821

Allied Asset Advisors Funds
(Exact name of Registrant as specified in charter)

745 McClintock Drive, Suite 314
Burr Ridge, IL 60527
(Address of principal executive offices) (Zip code)

Bassam Osman
Allied Asset Advisors Funds
745 McClintock Drive, Suite 314
Burr Ridge, IL 60527
(Name and address of agent for service)

(877) 417-6161
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2010

Date of reporting period:  May 31, 2010

Item 1. Reports to Stockholders.

Annual Report

May 31, 2010

Iman Fund

IMAN FUND

July 22, 2010

Dear Shareholders,

Assalamu Alaykum (greetings of peace),

In the initial few months of this fiscal year, the equity markets continued their advance that started in March of 2009 after the stock market finally hit bottom.  However the last few months have not been good to stock investors as uncertainty and volatility returned, resulting in the S&P 500 Index falling 11.43% in the second quarter of 2010.  The Iman Fund’s net return in the fiscal year ending May 31, 2010 was 16.72% while the Dow Jones Islamic Market USA Index went up by 15.61%.  The Dow Jones Islamic Market World Index advanced 12.94% and the Russell 3000 Growth Index appreciated 22.25%.  The disparity between the above U.S. indexes and the Dow Jones Islamic Market World Index reflects the underperformance of the overseas stocks in this period.  The debt crisis in Greece negatively affected the entire European equities market and spread globally.  Our nearly 30% position in international stocks did not help the Fund’s performance in this period but we believe such exposure is beneficial in the long run.

We still favor U.S. companies with international exposure as well as a number of overseas stocks that have attractive valuation and growth potentials.  The U.S. represents 5% of the world’s population and for most large companies, the only way to achieve sustained growth over long periods of time, is to expand around the globe.  Academic research has shown that international diversification, including emerging markets, has the potential to improve the investors’ risk-adjusted return as various international markets often do not correlate in their ups and downs.

With the recent stock markets decline, we believe that many of our top positions offer exceptional potential over time.  We believe that the Fund has significant positions in some of the most attractive companies in the U.S. and abroad.  The companies we purchase are well capitalized businesses that are dominant competitors with strong fundamentals that are poised to deliver both near-term and long-term growth in sales and earnings.  We also like quality companies with well established products, even with slower growth, when they sell at attractive valuation (like beverages).  We believe these companies are likely to continue their dominance and produce good earnings for many years to come.  Many of these companies have historically sold at higher multiples than now and present good value and risk/reward potential.  However, the Fund continues to favor the technology, industrials, energy and health care sectors.

We are hopeful that next year will bring further recovery to the U.S. and global economies and to the stock markets.  Most predict slow growth in the next 1-2 years.  We will continue to invest with a long-term view in companies that, in our judgment, offer the best opportunities for price appreciation in a modest or even slow economic growth atmosphere.

We thank you for entrusting your hard-earned money with us. We promise to continue to work hard to prove worthy of your trust.

Bassam Osman
President, Iman Fund

Please refer to the following page for important information.

IMAN FUND

Past performance is not a guarantee of future results.

The above discussion and analysis of the Fund reflect the opinions of the Advisor as of July 2010, are subject to change, and any forecasts made cannot be guaranteed.

Mutual Fund investing involves risk; principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Historically, the Advisor believes that the Islamic restrictions placed on the Fund have not adversely affected the Fund; however, it is possible that these restrictions may result in the Fund not performing as well as mutual funds not subject to such restrictions.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles. The performance of the Dow Jones Islamic Market USA Index does not include the reinvestment of dividends. The Dow Jones Islamic Market World Index is a compilation of 56 country-level benchmark indexes considered by Dow Jones to be in compliance with Islamic principles, each of which covers approximately 95% of the float-adjusted market capitalization of the underlying market. The Russell 3000 Growth Index consists of the 3,000 largest publicly listed U.S. companies, representing about 98% of the total capitalization of the entire U.S. stock market. You cannot invest directly in an index. Correlation is a statistical measure of how two securities move in relation to each other.

Diversification does not assure a profit or protect against loss in a declining market.

IMAN FUND
EXPENSE EXAMPLE
May 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/09 - 5/31/10).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that Iman Fund does not have any sales charge (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/09	5/31/10	12/1/09 - 5/31/10*
Actual	$1,000.00	$ 982.90	$7.81
Hypothetical (5% return before expenses)	1,000.00	1,017.05	7.95

*	Expenses are equal to the Fund’s annualized expense ratio of 1.58% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

IMAN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
May 31, 2010 (Unaudited)

IMAN FUND

Total Rate of Return
For the Period June 30, 2000 to May 31, 2010
(Unaudited)

This chart assumes an initial investment of $10,000 made on June 30, 2000 (SEC effective date).

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

Indices mentioned are unmanaged and commonly used to measure U.S. markets.  You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

				Since SEC
	Six	One	Five	Effective Date
Average Annual Total Return as of May 31, 2010	Months	Year	Years	June 30, 2000
Iman Fund	(1.71)%	16.72%	0.58%	(3.34)%
Dow Jones Islamic Market USA Index*	(2.47)%	15.61%	1.47%	(3.42)%
Russell 3000 Growth Index**	1.68%	22.25%	1.60%	(5.42)%

*
The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles.  The index is constructed from stocks in the Dow Jones Indexes (DJGI) family.  Dow Jones believes that these stocks are accessible to investors and are well traded.  The DJGI methodology removes issues that are not suitable for global investing.  The performance of the Dow Jones Islamic Market USA Index does not include the reinvestment of dividends.

**
The Russell 3000 Growth Index takes the largest 3,000 U.S. companies based on market capitalization and measures the performance of those with higher price-to-book ratios and higher forecasted growth values.  The average annual performance since SEC effective date of the Russell 3000 Growth Index does not include the reinvestment of dividends.

IMAN FUND
SCHEDULE OF INVESTMENTS
May 31, 2010
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 97.1%

	AGRICULTURE, CONSTRUCTION
	& MINING MACHINERY
	MANUFACTURING - 0.5%
4,000	National-Oilwell Varco Inc.	$152,520

	ARCHITECTURAL, ENGINEERING
	& RELATED SERVICES - 0.4%
4,600	McDermott International, Inc. (a)(b)	102,028

	BASIC CHEMICAL
	MANUFACTURING - 0.5%
8,400	Calgon Carbon Corp. (a)	124,908

	BEVERAGE
	MANUFACTURING - 3.6%
10,400	The Coca Cola Co.	534,560
7,300	PepsiCo, Inc.	459,097
		993,657
	BUILDING EQUIPMENT
	CONTRACTORS - 0.6%
7,800	Quanta Services, Inc. (a)	161,694

	BUILDING MATERIAL &
	SUPPLIES DEALERS - 0.9%
4,700	Fastenal Co.	237,068

	CLOTHING STORES - 1.4%
25,200	Coldwater Creek Inc. (a)	157,248
3,300	J. Crew Group, Inc. (a)	150,612
2,500	Urban Outfitters, Inc. (a)	90,750
		398,610
	COMMERCIAL & SERVICE
	INDUSTRY MACHINERY
	MANUFACTURING - 0.4%
2,600	CANON INC. - ADR (b)	106,288

	COMMERCIAL SERVICES - 0.6%
5,500	Career Education Corp. (a)	154,000

	COMMUNICATIONS EQUIPMENT
	MANUFACTURING - 2.0%
6,500	Cisco Systems, Inc. (a)	150,540
5,800	QUALCOMM, Inc.	206,248
3,400	Research In Motion Ltd. (a)(b)	206,380
		563,168
	COMPUTER & PERIPHERAL
	EQUIPMENT MANUFACTURING - 5.8%
1,100	Apple Inc. (a)	282,876
14,700	Cray, Inc. (a)	69,972
6,400	Dell Inc. (a)	85,312
4,300	EMC Corp. (a)	80,066
5,800	Hewlett-Packard Co.	266,858
17,500	Intermec Inc. (a)	193,200
1,500	International Business
	Machines Corp. (IBM)	187,890
9,700	NetApp, Inc. (a)	365,496
6,500	STEC Inc. (a)	78,520
		1,610,190
	COMPUTER SYSTEMS DESIGN
	& RELATED SERVICES - 1.8%
6,300	Accenture PLC - Class A (b)	236,376
8,000	Amdocs Ltd. (a)(b)	228,000
4,800	Symyx Technologies, Inc. (a)	30,720
		495,096
	DATA PROCESSING, HOSTING
	& RELATED SERVICES - 0.8%
2,900	Automatic Data Processing, Inc.	118,552
4,400	Juniper Networks, Inc. (a)	117,128
		235,680
	DIRECT SELLING
	ESTABLISHMENTS - 0.3%
3,000	World Fuel Services Corp.	78,090

	DRYCLEANING &
	LAUNDRY SERVICES - 0.4%
5,000	Healthcare Services Group, Inc.	100,550

	ELECTRIC LIGHTING EQUIPMENT
	MANUFACTURING - 1.0%
5,700	Cooper Industries PLC (b)	267,729

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2010
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS (CONTINUED)

	ELECTRICAL EQUIPMENT
	& COMPONENT
	MANUFACTURING - 1.0%
16,000	Corning Inc.	$278,880

	ELECTRONIC SHOPPING &
	MAIL-ORDER HOUSES - 0.5%
1,200	Amazon.com, Inc. (a)	150,552

	FOOD MANUFACTURING - 0.6%
3,500	Nestle S A - ADR (b)	157,990

	FREIGHT TRANSPORTATION
	ARRANGEMENT - 3.6%
3,800	C.H. Robinson Worldwide, Inc.	220,818
4,700	Expeditors International
	of Washington, Inc.	179,493
7,100	FedEx Corp.	592,779
		993,090
	FRUIT & VEGETABLE
	PRESERVING & SPECIALTY
	FOOD MANUFACTURING - 0.5%
2,400	Lancaster Colony Corp.	131,184

	GENERAL
	MERCHANDISE STORES - 0.3%
1,800	O’Reilly Automotive, Inc. (a)	91,836

	GENERAL PURPOSE MACHINERY
	MANUFACTURING - 0.5%
2,900	Illinois Tool Works Inc.	134,647

	HEALTH & PERSONAL
	CARE STORES - 1.0%
1,700	Express Scripts, Inc. (a)	171,020
1,700	Medco Health Solutions, Inc. (a)	98,005
		269,025
	HEALTH CARE EQUIPMENT
	& SUPPLIES - 0.5%
5,100	Mindray Medical
	International Ltd. - ADR (b)	151,674

	HEAVY & CIVIL ENGINEERING
	CONSTRUCTION - 1.1%
15,200	Chicago Bridge &
	Iron Co. N.V. (a)(b)	302,024

	HOME FURNISHINGS STORES - 0.6%
3,900	Bed Bath & Beyond, Inc. (a)	174,993

	HOME HEALTH CARE SERVICES - 0.2%
1,300	Amedisys, Inc. (a)	64,636

	INDUSTRIAL MACHINERY
	MANUFACTURING - 2.2%
26,700	Applied Materials, Inc.	344,697
9,200	ASML Holding N.V. - NY
	Reg. Shares - ADR (b)	259,992
		604,689
	INFORMATION SERVICES - 1.8%
1,000	Google Inc. (a)	485,180

	INTERNET & CATALOG RETAIL - 0.2%
3,000	eBay Inc. (a)	64,230

	LAND SUBDIVISION - 0.5%
5,400	The St. Joe Co. (a)	149,310

	MEDICAL EQUIPMENT &
	SUPPLIES MANUFACTURING - 4.5%
3,700	3M Co.	293,447
2,200	C.R. Bard, Inc.	178,134
8,800	Medtronic, Inc.	344,784
30,300	OraSure Technologies, Inc. (a)	136,956
1,900	Smith & Nephew plc - ADR (b)	85,804
1,600	Stryker Corp.	84,848
1,500	Varian Medical Systems, Inc. (a)	75,135
900	Zimmer Holdings, Inc. (a)	50,337
		1,249,445
	METAL ORE MINING - 7.1%
4,800	Agnico-Eagle Mines Ltd. (b)	281,184
2,400	BHP Billiton Ltd. - ADR (b)	155,616
1,900	Compania de Minas
	Buenaventura S.A. - ADR (b)	68,400
18,600	Eldorado Gold Corp. (a)(b)	315,270
11,700	Ivanhoe Mines Ltd. (a)	169,884
6,100	Randgold Resources Ltd. - ADR (b)	533,445

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2010
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS (CONTINUED)

	METAL ORE MINING (Continued)
6,700	Royal Gold, Inc.	$335,938
9,400	Yamana Gold Inc. (b)	101,144
		1,960,881
	MISCELLANEOUS STORE
	RETAILERS - 2.3%
19,800	PetSmart, Inc.	628,848

	NAVIGATIONAL, MEASURING,
	ELECTROMEDICAL & CONTROL
	INSTRUMENTS MANUFACTURING - 1.8%
4,100	Cognex Corp.	78,269
5,700	Coherent, Inc. (a)	201,210
2,800	Danaher Corp.	222,264
		501,743
	NONMETALLIC MINERAL
	MINING & QUARRYING - 1.4%
3,800	Potash Corp of
	Saskatchewan Inc. (b)	376,922

	OFFICE ADMINISTRATIVE
	SERVICES - 1.9%
18,300	Paychex, Inc.	522,282

	OIL & GAS EXTRACTION - 5.7%
1,600	EOG Resources, Inc.	167,744
6,300	Helmerich & Payne, Inc.	237,384
14,600	InterOil Corp. (a)(b)	719,488
5,600	Occidental Petroleum Corp.	462,056
		1,586,672
	OTHER ELECTRICAL
	EQUIPMENT & COMPONENT
	MANUFACTURING - 0.6%
9,200	GrafTech International Ltd. (a)	152,812

	OTHER SCHOOLS
	& INSTRUCTION - 1.0%
3,000	New Oriental Education & Technology
	Group, Inc. - ADR (a)(b)	275,010

	PESTICIDE, FERTILIZER & OTHER
	AGRICULTURAL CHEMICAL
	MANUFACTURING - 2.0%
5,200	Monsanto Co.	264,524
8,300	Sociedad Quimica y Minera
	De Chile SA - ADR (b)	278,465
		542,989
	PETROLEUM & COAL PRODUCTS
	MANUFACTURING - 1.5%
2,200	Chevron Corp.	162,514
4,900	Murphy Oil Corp.	261,562
		424,076
	PHARMACEUTICAL & MEDICINE
	MANUFACTURING - 6.8%
5,400	Allergan, Inc.	325,026
5,400	Biogen Idec Inc. (a)	256,122
3,800	Gen-Prob Inc. (a)	167,048
1,500	Genzyme Corp. (a)	72,975
6,600	Johnson & Johnson	384,780
2,600	Merck & Co., Inc.	87,594
10,200	Novartis AG - ADR (b)	459,102
4,400	Sanofi-Aventis - ADR (b)	131,604
		1,884,251
	RESIDENTIAL BUILDING
	CONSTRUCTION - 0.2%
13,900	Hill International Inc. (a)	65,608

	SCIENTIFIC RESEARCH &
	DEVELOPMENT SERVICES - 1.1%
1,700	Alexion Pharmaceuticals, Inc. (a)	85,051
4,400	Celgene Corp. (a)	232,144
		317,195
	SEMICONDUCTOR & OTHER
	ELECTRONIC COMPONENT
	MANUFACTURING - 10.0%
57,200	ARM Holdings plc - ADR (b)	614,328
5,700	Cree, Inc. (a)	378,309
9,100	Intel Corp.	194,922
19,400	Intersil Corp. - Class A	258,214
14,800	Microchip Technology Inc.	412,180

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2010
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS (CONTINUED)

	SEMICONDUCTOR & OTHER
	ELECTRONIC COMPONENT
	MANUFACTURING (Continued)
14,500	Molex Inc. - Class A	$255,055
15,000	NVIDIA Corp. (a)	197,100
8,700	OSI Systems, Inc. (a)	228,549
10,000	Texas Instruments Inc.	244,200
		2,782,857
	SOAP, CLEANING COMPOUND
	& TOILET PREPARATION
	MANUFACTURING - 1.0%
4,600	Alberto-Culver Co.	126,592
2,100	Colgate-Palmolive Co.	163,989
		290,581
	SOFTWARE PUBLISHERS - 4.9%
4,600	Adobe Systems, Inc. (a)	147,568
3,700	Intuit Inc. (a)	132,238
20,300	Microsoft Corp.	523,740
13,300	Oracle Corp.	300,181
18,800	Symantec Corp. (a)	266,396
		1,370,123
	SUPPORT ACTIVITIES FOR
	AIR TRANSPORTATION - 2.0%
7,700	Grupo Aeroportuario del
	Pacifico SAB de CV - ADR (b)	261,800
5,500	Grupo Aeroportuario del
	Sureste SAB de CV - ADR (b)	281,435
		543,235
	SUPPORT ACTIVITIES
	FOR MINING - 3.5%
12,600	Atwood Oceanics, Inc. (a)	342,090
1,000	Core Laboratories N.V. (b)	135,980
4,100	Oceaneering International, Inc. (a)	189,707
3,600	Schlumberger Ltd. (b)	202,140
11,600	Willbros Group, Inc. (a)	107,764
		977,681
	TEXTILES, APPAREL &
	LUXURY GOODS - 0.7%
2,600	Nike, Inc. - Class B	188,188

	WIRED TELECOMMUNICATIONS
	CARRIERS - 1.0%
6,000	America Movil SAB de C.V. -
	Series L - ADR (b)	284,040
	TOTAL COMMON STOCKS
	(Cost $26,908,530)	26,910,655

PREFERRED STOCKS - 2.3%

	METAL ORE MINING - 2.3%
28,000	Vale SA - ADR (b)	645,400
	TOTAL PREFERRED STOCKS
	(Cost $634,123)	645,400
	Total Investments
	(Cost $27,542,653) - 99.4%	27,556,055
	Other Assets in Excess
	of Liabilities - 0.6%	157,212
	TOTAL NET ASSETS - 100.0%	$27,713,267

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
PLC - Public Limited Company
(a)	Non Income Producing
(b)	Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2010

Assets:
Investments, at value (cost $27,542,653)	$27,556,055
Cash	158,827
Income receivable	48,818
Receivable for capital shares sold	370
Other assets	20,750
Total Assets	27,784,820

Liabilities:
Payable to Advisor (Note 3)	24,024
Accrued expenses and other liabilities	47,529
Total Liabilities	71,553
Net Assets	$27,713,267

Net assets consist of:
Paid-in capital	$35,810,434
Accumulated net realized loss on investments	(8,110,569)
Net unrealized appreciation on investments	13,402
Net Assets	$27,713,267

Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	4,008,355
Net asset value, redemption price and offering price per share	$6.91

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2010

Investment income:
Dividend income (Net of foreign withholding tax of $13,997)	$421,133
Total investment income	421,133

Expenses:
Advisory fees (Note 3)	285,453
Administration fees	50,909
Transfer agent fees and expenses	45,266
Fund accounting fees	32,931
Federal and state registration fees	20,630
Legal fees	18,680
Audit fees	13,000
Custody fees	11,620
Reports to shareholders	7,094
Other expenses	1,346
Total expenses	486,929
Net investment loss	(65,796)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	4,619,813
Change in net unrealized appreciation/depreciation on investments	(399,158)
Realized and unrealized gain on investments	4,220,655
Net increase in net assets from operations	$4,154,859

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2010	May 31, 2009
From operations:
Net investment loss	$(65,796)	$(93,955)
Net realized gain (loss) on investments	4,619,813	(12,115,672)
Change in net unrealized appreciation/depreciation on investments	(399,158)	(3,975,487)
Net increase (decrease) in net assets from operations	4,154,859	(16,185,114)

From distributions:
Net realized gain on investments	—	(806,080)
Net decrease in net assets resulting from distributions paid	—	(806,080)

From capital share transactions:
Proceeds from sale of shares	2,037,191	2,244,584
Net asset value of shares issued in
reinvestment of distributions to shareholders	—	799,013
Payments for shares redeemed	(3,195,289)	(4,472,741)
Net decrease in net assets from capital share transactions	(1,158,098)	(1,429,144)

Total increase (decrease) in net assets	2,996,761	(18,420,338)

Net assets:
Beginning of year	24,716,506	43,136,844
End of year	$27,713,267	$24,716,506

The accompanying notes are an integral part of these financial statements.

IMAN FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout each Period

	Year Ended May 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$5.92		$9.70		$8.84	$7.37	$6.97

Income (loss) from investment operations:
Net investment loss(1)	(0.02)		(0.02)		(0.03)	(0.01)	(0.02)
Net realized and unrealized
gains (losses) on investments	1.01		(3.57)		0.90	1.48	0.43
Total from investment operations	0.99		(3.59)		0.87	1.47	0.41

Less distributions paid:
From net investment income	—		—		—	—	(0.01)
From net realized gain on investments	—		(0.19)		(0.01)	—	—
Total distributions paid	—		(0.19)		(0.01)	—	(0.01)

Net asset value, end of year	$6.91		$5.92		$9.70	$8.84	$7.37

Total Return	16.72%		(36.86)%		9.91%	19.95%	5.93%

Net assets at end of year (000’s)	$27,713		$24,717		$43,137	$35,190	$26,800

Ratio of expenses to average net assets:
Before waiver and expense
reimbursement or recapture	1.71%		1.72%		1.36%	1.52%	1.63%
After waiver and expense
reimbursement or recapture	1.71	%(2)	1.72	%(2)	1.42%	1.67%	1.57%

Ratio of net investment
income (loss) to average net assets:
Before expense reimbursement or recapture	(0.23)%		(0.33)%		(0.25)%	0.02%	(0.29)%
After expense reimbursement or recapture	(0.23	)%(2)	(0.33	)%(2)	(0.31)%	(0.13)%	(0.23)%
Portfolio turnover rate	177.5%		108.7%		138.7%	32.2%	0.9%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Effective October 1, 2008, the Fund no longer has an Expense Waiver Agreement in place.

The accompanying notes are an integral part of these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2010

1.Organization

Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000.  The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust.  Allied Asset Advisors, Inc.  (“AAA” or the “Advisor”), a Delaware corporation, serves as investment advisor to the Fund.

The Trust is authorized to issue an unlimited number of shares without par value, of each series.  The Trust currently offers one class of shares of the Fund.

The investment objective of the Fund is to seek growth of capital while adhering to Islamic principles. To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose price the Fund’s Advisor anticipates will increase over the long term. Under normal circumstances, the Fund invests its net assets in domestic and foreign securities chosen by the Advisor in accordance with Islamic principles. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations.  Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates:  In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation:  Investment securities are carried at value determined using the following valuation methods:

•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.

•
Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price.  The Fund did not hold any such securities during the year ended May 31, 2010.

•	Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under direction of the Board of Trustees.

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Summary of Fair Value Exposure at May 31, 2010

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2010

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$26,910,655	$—	$—	$26,910,655
Preferred Stock	645,400	—	—	645,400
Total*	$27,556,055	$—	$—	$27,556,055

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.

The Fund did not hold any Level 2 or 3 securities during the year ended May 31, 2010.

Recent Accounting Pronouncement:  On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, the Fund is evaluating the implications of the amendment to the standard and the impact to the financial statements.

Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  The Fund does not invest in securities of U.S. or foreign governments.

Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute all of its taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2007 through May 31, 2010.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.   At May 31, 2010, the Fund had capital loss carryovers as follows:

Net Capital	Capital Loss
Loss Carryovers*	Carryover Expiration
$ 153,649	5/31/2017
7,834,622	5/31/2018

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryovers.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2010

As of May 31, 2010, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$27,664,951
Gross tax unrealized appreciation	$1,624,747
Gross tax unrealized depreciation	(1,733,643)
Net tax unrealized depreciation	$(108,896)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated losses	(7,988,271)
Total accumulated losses	$(8,097,167)

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.  The Fund did not have post-October losses for the fiscal year ended May 31, 2010.

Distributions to Shareholders:  The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	May 31, 2010	May 31, 2009
Long-term capital gains	$ —	$806,080

Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets.  These reclassifications have no impact on the net assets or net asset value of the Fund.  For the fiscal year ended May 31, 2010 undistributed net investment loss was increased by $65,796 and paid in capital was decreased by $65,796.

Other:  Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific security lot identification.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Subsequent Events:  In preparing these financial statements, management has performed an evaluation of subsequent events and transactions for potential recognition or disclosure through the date of issuance of the financial statements.

3.Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s daily average net assets.

Effective October 1, 2006 through September 30, 2008, the Advisor contractually agreed to waive or reimburse the Fund if the aggregate annual operating expenses exceeded 1.70% of average net assets.  Effective October 1, 2008, the Expense Waiver Agreement is no longer in place.

For the year ended May 31, 2010, the Fund had advisory expenses of $285,453 and at May 31, 2010, the Fund had $24,024 payable to the Advisor.

The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”).  Fees for such distribution services are paid to the Distributor by the Advisor.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2010

4.Capital Share Transactions

Transactions in shares of the Fund for the year ended May 31, 2010, were as follows:

	Amount	Shares
Shares sold	$2,037,191	295,988
Shares redeemed	(3,195,289)	(459,952)
Net decrease in shares	$(1,158,098)	(163,964)
Shares Outstanding
Beginning of year		4,172,319
End of year		4,008,355

Transactions in shares of the Fund for the year ended May 31, 2009, were as follows:

	Amount	Shares
Shares sold	$2,244,584	319,765
Shares redeemed	(4,472,741)	(745,210)
Shares reinvested	799,013	148,515
Net decrease in shares	$(1,429,144)	(276,930)
Shares Outstanding
Beginning of year		4,449,249
End of year		4,172,319

5.Securities Transactions

During the year ended May 31, 2010, the cost of purchases and proceeds from sales of investment securities, other than short-term investments were $49,573,398 and $50,677,058, respectively. There were no purchases or sales of U.S. government securities for the Fund.

6.Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2010, the North American Islamic Trust (“NAIT”) held 65% of the Fund. NAIT is the parent company of the Advisor.

IMAN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
Iman Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Iman Fund (the “Fund”) as of May 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iman Fund as of May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
July 29, 2010

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

In approving the continuance of the investment advisory contract between Allied Asset Advisors Inc. (the “Advisor”) and the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent trustees of the Board met in executive session with independent legal counsel to discuss the duties of the Trustees in consideration of the continuance of the agreement.  The Board received and reviewed a substantial amount of information provided by the Advisor and third parties in response to the Board’s requests.  Based on its evaluation of the information provided, the Board, at a meeting held May 3, 2010, approved continuation of the investment advisory contract for a period through June 29, 2011.

The Board reviewed and analyzed various factors in considering the contract and reaching its conclusions, including each of the factors described below.

1.  Nature, Quality, and Extent of Services
The Board’s analysis of the nature, quality, and extent of the Advisor’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Advisor throughout the prior year.  In addition, the Board reviewed information on the key personnel involved in providing investment management services to the Fund and the Advisor’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment restrictions, and monitoring compliance with applicable Fund policies and procedures.  The Board concluded that the nature, quality, and extent of the services provided by the Advisor to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Advisor.

2.  Investment Performance of the Advisor and the Fund
In considering the performance of the Fund and the Advisor, the Board reviewed the Fund’s performance with that of its peers, as determined by an independent data service provider.  The performance data was for funds with average net assets between zero and $50 million for each fund’s most recent fiscal year end.  The Board also reviewed performance information of other mutual funds that follow Islamic principles and compared the performance of the Fund against three benchmark indices:  the Dow Jones Islamic Market USA Index, the S&P 500 Index and the Russell 3000 Growth Index.

The Board first considered that the Fund performed competitively against all three benchmark indices for the year ended April 30, 2010.  It also noted that the Fund outperformed the S&P 500 Index for the three- and five-year periods, though it underperformed the S&P 500 Index for the one-year period and the period since inception.  The Board also considered that the Fund outperformed the Dow Jones Islamic Market USA Index for the one-year period and the period since inception, although it underperformed against that benchmark index for the three- and five-year periods, and the Fund outperformed the Russell 3000 Growth Index for the period since inception, though it underperformed the index for the one-, three- and five-year periods.

Next, the Board reviewed the Fund’s performance against its peer universe, noting that the Fund outperformed its peer universe average for the three- and five-year periods and the period since inception, though it underperformed its peer universe average for the one-year period.

After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Advisor’s investment management of the Fund.

3.  Costs of Services and Profits Realized by the Advisor
The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Advisor’s management fees, as a percentage of net assets, were in the fourth quartile of comparable funds, significantly higher than the peer group median reported by Lipper Inc (“Lipper”), an independent data service provider.  The Board noted, however, that the Fund’s special nature makes it distinct from most of the funds in its Lipper peer group.

In addition, the Board considered the Advisor’s costs in serving as the Fund’s investment adviser and manager.  The costs include those associated with the personnel and systems necessary to manage the Fund.  The Board also considered

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited), (Continued)

the financial condition of the Advisor and the losses incurred by the Advisor, noting that, while the Advisor has a cumulative deficit, the Advisor continues to have the backing of its parent company.  The Board concluded that the management fee and the total expenses of the Fund were reasonable in light of the services provided and the performance of the Fund achieved over various time periods, and that the other expenses of the Fund were also reasonable.

4.  Economies of Scale
The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.  The Board noted the fact that because the Advisor had a cumulative deficit, a discussion of economies of scale was not applicable with respect to the management fee received by the Advisor.

5.  Other Benefits to the Advisor
The Board considered benefits that accrue to the Advisor from its relationship with the Fund.  The Board noted that the Advisor did not employ soft-dollars and therefore did not derive research products or services from brokerage commissions paid by the Fund on its brokerage transactions.

After full consideration of the above factors as well as other factors, the Board, including all independent trustees, unanimously concluded that approval of the Fund’s advisory contract was in the best interest of the Fund and its shareholders.

IMAN FUND
ADDITIONAL INFORMATION
May 31, 2010

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com.  Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies and Procedures (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The filing will be available, upon request, by calling (877) 417-6161.  Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

IMAN FUND

SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below.  The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (877) 417-6161 or writing to Iman Fund, c/o Allied Asset Advisors, Inc., 745 McClintock Drive, Suite 314, Burr Ridge, IL  60527.

		No. of	Principal	Other
		Funds in	Occupation(s)	Trusteeships /
Name, Age, Address	Term of Office	Complex	during the past	Directorships
Position with Trust	and Tenure	Overseen	5 years	by Trustee

Bassam Osman*, 59	Trustee	1	1980 to present - Medical	None
745 McClintock Drive, Suite 314	and President		Doctor; 2000 to present -
Burr Ridge, IL 60527	since 2000		Portfolio Manager to the Fund
Trustee and President

Abdalla Idris Ali, 61	Disinterested	1	1998 to present - Director,	None
745 McClintock Drive, Suite 314	Trustee		the Center of Islamic Studies,
Burr Ridge, IL 60527	since 2000		Kansas City, MO
Disinterested Trustee

Mohammed Kaiseruddin, 66	Chairperson	1	1973 to present - Nuclear	None
745 McClintock Drive, Suite 314	since 2006 and		Engineer, Sargent & Lundy
Burr Ridge, IL 60527	Disinterested
Disinterested Trustee	Trustee since 2000

Muhammad Kudaimi, 54	Disinterested	1	1988 to present -	None
745 McClintock Drive, Suite 314	Trustee		Medical Doctor
Burr Ridge, IL 60527	since 2009
Disinterested Trustee

Mohammad Basheeruddin, 60	Treasurer	1	2001 to present - Accounting	N/A
745 McClintock Drive, Suite 314	since 2003 and		Manager, North American
Burr Ridge, IL 60527	Chief Compliance		Islamic Trust
Treasurer	Officer since 2008

Mujeeb Cheema, 62	Secretary	1	2003 to present - Executive	N/A
745 McClintock Drive, Suite 314	since 2003		Director, North American
Burr Ridge, IL 60527			Islamic Trust
Secretary

*	This trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

PRIVACY POLICY

In the course of servicing your account, we collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

•	Information collected from our website (including from the use of “cookies”)

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with industry standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your financial intermediary shares nonpublic personal information with nonaffiliated third parties.

INVESTMENT ADVISOR
Allied Asset Advisors, Inc.
Burr Ridge, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
Westlake, Ohio

ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
K&L Gates LLP
Chicago, Illinois

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.  Read the Prospectus carefully before you invest or send money. The Prospectus contains important information about the Fund, including charges and expenses. The principal value of your investment will fluctuate and your shares may be worth less than your original cost. Quasar Distributors, LLC is the Distributor for the Fund.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s code of ethics is incorporated herein by reference to its form N-CSR filed on August 9, 2007.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 05/31/2010	FYE 05/31/2009
Audit Fees	13,250	13,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 05/31/2010	FYE 05/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 05/31/2010	FYE 05/31/2009
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2007.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allied Asset Advisors Funds

By       /s/Bassam Osman
Bassam Osman, President

Date   August 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By       /s/Bassam Osman
Bassam Osman, President

Date   August 6, 2010

By       /s/Mohammad Basheeruddin
Mohammad Basheeruddin, Treasurer

Date   August 6, 2010